Exhibit 10.1.5
Statement of Work No. 90 (NE)
SOW:     _ No
√Yes

Pursuant to Instruction 2 to Item 601 of Regulation S-K, NeuStar, Inc. has filed an agreement with the Northeast Carrier Acquisition Company, LLC, which is one of seven agreements that are substantially identical in all material respects other than the parties to the agreements. North American Portability Management, LLC succeeded to the interests of Northeast Carrier Acquisition Company, LLC and each of the other entities listed below. The following list identifies the other parties to the six agreements that have been omitted pursuant to Instruction 2 to Item 601:

•	LNP, LLC (Midwest)

•	Southwest Region Portability Company, LLC

•	Western Region Telephone Number Portability, LLC

•	Southeast Number Portability Administration Company, LLC

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	West Coast Portability Services, LLC

STATEMENT OF WORK
UNDER
CONTRACTOR SERVICES AGREEMENT
FOR
NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM

CONFIDENTIAL

Statement of Work No. 90 (NE)
SOW:     _ No
√Yes

IMPLEMENTATION OF NANC 452
(ETHERNET ACCESS)

CONFIDENTIAL

Statement of Work No. 90 (NE)
SOW:     _ No
√Yes

STATEMENT OF WORK
UNDER
CONTRACTOR SERVICES AGREEMENT
FOR
NUMBER PORTABILITY ADMINISTRATION CENTER/SERVICE MANAGEMENT SYSTEM

Implementation of NANC 452 (Ethernet Access)

1.PARTIES
This Statement of Work No. 90 (this “Statement of Work” or “SOW”) is entered into pursuant to Article 13 and Article 30, and upon execution shall be a part of, the Contractor Services Agreements for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the SOW Effective Date (each such agreement referred to individually as the “Master Agreement” and collectively as the “Master Agreements”), by and between NeuStar, Inc., a Delaware corporation (“Contractor”), and the North American Portability Management LLC, a Delaware limited liability company (the “Customer”), as the successor in interest to and on behalf of the Northeast Carrier Acquisition Company, LLC (the “Subscribing Customer”).
2.EFFECTIVENESS AND SUBSCRIBING CUSTOMERS
This Statement of Work shall be effective as of the last date of execution below (the “SOW Effective Date”), conditioned upon execution by Contractor and Customer on behalf of all the limited liability companies listed below for the separate United States Service Areas (the “Subscribing Customers”).

•	LNP, LLC (Midwest)

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC
The number in the upper left-hand corner refers to this Statement of Work. Capitalized terms used herein without definition or which do not specifically reference another agreement shall have the meanings as defined in the Master Agreement.
3.CONSIDERATION RECITAL

CONFIDENTIAL

Statement of Work No. 90 (NE)
SOW:     _ No
√Yes

In consideration of the terms and conditions set forth in this Statement of Work, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and Customer agree as set forth in this Statement of Work.
4.APPLICABLE DOCUMENTS
The following internal documents are applicable to the Additional Services contemplated under this SOW:
None    Requirements Traceability Matrix
None    System Design
None    Detailed Design
None    Integration Test Plan
None    System Test Plan
None    NPAC Software Development Process Plan
√     User Documentation

Effective on the SOW Completion Date (defined below), the term Specifications as used in the Master Agreements shall mean the Specifications as defined therein and as modified and amended pursuant to Statements of Work under the Master Agreements through and including this Statement of Work.
5.IMPACTS ON MASTER AGREEMENT
None    Master Agreement
√     Exhibit B Functional Requirements Specification
None    Exhibit C Interoperable Interface Specification
√     Exhibit E Pricing Schedules
None    Exhibit F Project Plan and Test Schedule
None    Exhibit G Service Level Requirements
None    Exhibit H Reporting and Monitoring Requirements
None    Exhibit J User Agreement Form
None    Exhibit K External Design
None    Exhibit L Infrastructure/Hardware
None    Exhibit M Software Escrow Agreement
None    Exhibit N System Performance Plan for NPAC/SMS Services
None    Exhibit O Intermodal Ported TN Identification Service Agreement
None    Exhibit P LEAP Service Agreement
None    Disaster Recovery
None    Back Up Plans
None    Gateway Evaluation Process (Article 32 of Master Agreement)

6.SCOPE OF ADDITIONAL SERVICES

CONFIDENTIAL

Statement of Work No. 90 (NE)
SOW:     _ No
√Yes

Contractor shall perform the Additional Services set forth herein. The Additional Services under this SOW consist exclusively of the work set forth in this Article 6. The Additional Services under this SOW are not an Enhancement to the NPAC/SMS Software as defined in the Master Agreement.
6.1    Scope
The NPAC/SMS is configured to support dedicated circuits consisting of T1s or Fractional T1s. As implementations of “Next-Generation Networks” increase and the use of Ethernet connectivity expands, Service Providers are beginning to encounter situations where T1 or DS3 connections are not available and the only type of connection option is via Ethernet. In order to support these technological changes, NPAC/SMS connections need to support Ethernet in addition to current T1 technology. Thus, this SOW introduces the capability, as set forth in Section 6.2 below, for mechanized Users to make use of an Ethernet connection for access to the NPAC/SMS, for transport of data between Users' sites and NPAC/SMS data center sites.
In order to meet urgent industry needs, Contractor shall first establish a temporary arrangement for Ethernet access to the NPAC/SMS using Contractor’s corporate Ethernet network.  Upon securing long-term access arrangements for Ethernet access, Contractor shall transition Users from Contractor’s corporate Ethernet network to long-term access arrangements.
SLR 7, set forth in Exhibit G of the Agreement, shall not apply to Users availing themselves of this temporary arrangement for Ethernet access.  SLR 7 shall, however, apply to Users making use of the long–term access arrangement for Ethernet access.
6.2    Change Order
The NPAC/SMS shall provide the functionality of the NANC change order (“Change Order”) 452. The change order provides an Ethernet interface to the NPAC/SMS for mechanized Users.
7.OUT OF SCOPE SERVICES
This SOW contains the agreed upon terms and conditions that shall govern Contractor’s performance of the Additional Services described herein. The Additional Services provided for in this SOW shall not be interpreted, implied, or assumed to include any other service(s), including additional or changed services, not specifically described in Article 6 above. Any and all requested or required services or change orders (hereinafter “Out of Scope Services”) may be provided in accordance with Article 13 of the Master Agreement.
8.PROJECT SCHEDULE
The schedule set forth in the following table sets forth a summary of tasks and time frames for implementation of the Change Order:

CONFIDENTIAL

Statement of Work No. 90 (NE)
SOW:     _ No
√Yes

Phase	Milestone	Date
Phase 0	N/A	SOW Effective Date
Phase 1	Establish Ethernet access via Contractor’s corporate network.	1 month after SOW Effective Date
Phase 2	Establish long-term Ethernet access arrangements.	9 months after SOW Effective Date
Phase 3	Transfer Users from access via Contractor’s corporate network to long-term arrangements.	10 months after SOW Effective Date

9.ACCEPTANCE
If not accepted sooner by Customer, the Additional Services shall be deemed to have been accepted (“Acceptance”) upon the absence of written notice from Customer to Contractor identifying a Defect in the Change Order functionality implemented hereunder as of the date that is ten (10) Business Days after its implementation. For purposes of this Section, a “Defect” shall mean either a Severity Level 1 or Severity Level 2 defect, as such defects are defined in NPAC Severity Levels1.doc (as amended from time to time), which document may be found on Contractor’s Web site at www.npac.com/secure (under NPAC Proprietary Documents, Daily Defect/Unresolved Trouble Ticket Report). The Defect must be reproducible and be one for which no acceptable alternative functionality can be identified.
10.COMPENSATION

10.1	Amendment of Master Agreement
Effective on the SOW Effective Date, Schedule 1 (Service Element Fees/Unit Pricing) of Exhibit E (Pricing Schedules) of the Master Agreement shall be amended by inserting the following item under Category 1 (Monthly Charges) as follows:
Schedule 1
Service Element Fees/Unit Pricing

Category	Service Element	Unit	Price
1. Monthly Charges
	Dedicated Ethernet Port to NPAC/SMS network.[1]	Per dedicated line port (up to 100 Mbs)	$4,000 per month

10.2	Payment
Contractor shall prepare invoices and bill Users for Ethernet access in accordance with the Master Agreement and NPAC/SMS User Agreements thereunder. Contractor shall prepare invoices in accordance with the Master Agreement invoicing, which may include invoicing for charges under

CONFIDENTIAL

Statement of Work No. 90 (NE)
SOW:     _ No
√Yes

other Statements of Work agreed to pursuant to Article 13 of the Master Agreement, on the last day of a calendar month and shall send such invoice to each User for the amount of its User charges. Contractor shall also prepare and deliver to Customer a report (the “Monthly Summary of Charges”) setting forth the billing calculation above. All invoices shall be due and payable within thirty (30) days of the date of the invoice. Late payments will be subject to a one and one-quarter percent (1.25%) interest charge per month, or, if lower, the maximum rate permitted by law.

10.3	Disputes
Any billing disputes shall be promptly presented to Contractor in reasonable detail, in writing. Any requests for adjustment shall not be cause for delay in payment of the undisputed balance due. User may withhold payment of any amounts which are subject to a bona fide dispute; provided it shall pay all undisputed amounts owing to Contractor that have been separately invoiced to User. If re-invoice occurs following the thirty (30) day payment schedule, then such invoice for the undisputed amount shall be paid within ten (10) business days of receipt by User. User and Contractor shall seek to resolve any such disputes expeditiously, but in any event within less than thirty (30) days after receipt of notice thereof. All disputed amounts ultimately paid or awarded to Contractor shall bear interest from the thirtieth (30th) day following the original invoice date.

10.4	Taxes
Each User shall remit to or reimburse Contractor for any taxes that it is obligated to pay by law, rule or regulation or under this SOW, the Master Agreement or its respective NPAC/SMS User Agreement.
11.MISCELLANEOUS
11.1    Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the SOW Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the SOW Effective Date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this SOW. From and after the SOW Effective Date, this Statement of Work shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and obligations of each of the Parties thereto with respect to such Service Area, and neither this SOW nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto.

CONFIDENTIAL

Statement of Work No. 90 (NE)
SOW:     _ No
√Yes

11.2    If any provision of this SOW is held invalid or unenforceable the remaining provision of this SOW shall become null and void and be of no further force or effect. If by rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this SOW or the Master Agreement, this SOW is required to be rescinded or is declared ineffective or void in whole or in part, whether temporarily, permanently or ab initio (an “Ineffectiveness Determination”), immediately upon such Ineffectiveness Determination and without any requirement on any party to appeal, protest or otherwise seek clarification of such Ineffectiveness Determination, this SOW shall be rescinded and of no further force or effect retroactively to the Amendment Effective Date. Consequently, the Master Agreement in effect immediately prior to the Amendment Effective Date shall continue in full force and effect in accordance with its terms, unchanged or modified in any way by this SOW. In the event of an Ineffectiveness Determination, any amounts that would have otherwise been due and payable under the terms and conditions of the Master Agreement, in effect immediately prior to the Amendment Effective Date (including, but not limited to any adjustments necessary to retroactively re-price TN Porting Events under Exhibit E from the Amendment Effective Date through the date of the Ineffectiveness Determination, or other amounts or credits, to any party hereunder), shall be invoiced by Contractor at the earliest practical Billing Cycle in accordance with the Master Agreement and shall be due and payable in accordance with the applicable invoice therewith or shall be credited or applied for the benefit of the Customer or any Allocated Payor in accordance with the Master Agreement.
11.3    This SOW may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
11.4    If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this SOW, as modified from time to time.
11.5    This SOW is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted the Agreement in its final form.
11.6    This SOW sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and collectively, and each is made in consideration of all of the other terms herein. All such modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein.

CONFIDENTIAL

Statement of Work No. 90 (NE)
SOW:     _ No
√Yes

[THIS SPACE INTENTIONALLY LEFT BLANK]

CONFIDENTIAL

Statement of Work No. 90 (NE)
SOW:     _ No
√Yes

IN WITNESS WHEREOF, the undersigned have executed this Statement of Work:
CONTRACTOR: NeuStar, Inc.
By:__________________________________
Its:__________________________________
Date:_________________________________

CUSTOMER: North American Portability Management LLC, as successor in interest to and on behalf of Northeast Carrier Acquisition Company, LLC
By:__________________________________
Its:__________________________________
Date:_________________________________

By:__________________________________
Its:__________________________________
Date:_________________________________

CONFIDENTIAL